                                  EXHIBIT 24
                                  ----------

POWER OF ATTORNEY
-----------------

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerrold B. Harris and David M. Bronson, or either of them, their attorneys-in-fact, for them in any and all capacities, to sign the Annual Report on Form 10-K of VWR Scientific Products Corporation for the twelve months ended December 31, 1998, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

       Signature                  Title                   Date
       ---------                  -----                   ----

BY (SIGNATURE)
                          James W. Bernard
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Richard E. Engebrecht
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Jerrold B. Harris
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Wolfgang Honn
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Dieter Janssen
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Stephen J. Kunst
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Edward A. McGrath, Jr.
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Donald P. Nielsen
                                 Director           March 29, 1999

BY (SIGNATURE)
                          N. Stewart Rogers
                                 Director           March 29, 1999

BY (SIGNATURE)
                          Harald J. Schroder
                                 Director           March 29, 1999


BY (SIGNATURE)
                          Walter W. Zywottek
                                 Director           March 29, 1999